Effective January 1, 2011, the following paragraph is deleted from beneath the chart in the sub-section entitled “Distribution and Service Fees” under the main heading “Description of Share Classes”:

Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% of the fund’s average daily net assets annually. However, to the extent the Class A service fees paid under the distribution plan do not exceed 0.25% of the fund’s average daily net assets annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related expenses.